American Woodmark’s Acquisition of RSI Home Products December 1, 2017

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 2 Forward Looking Statements This communication contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements as to the anticipated timing of completion of the proposed transaction, expected cost synergies, future financial and operating results, and other expected effects of the proposed transaction. These forward- looking statements may be identified by the use of words such as “anticipate,” “estimate,” “forecast,” “expect,” “believe,” “should,” “could,” “would,” “plan,” “may,” “ intend,” “prospect,” “goal,” “will,” “predict,” or “potential” or other similar words or variations thereof. These statements are based on the current beliefs and expectations of the management of American Woodmark and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed herein. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or a delay in the completion of the proposed transaction, a failure by either or both parties to satisfy conditions to closing, a failure to obtain any required regulatory or third-party approvals, including any required antitrust approvals, the effect of the announcement of the proposed transaction on the ability of American Woodmark and RSI to retain customers, maintain relationships with their suppliers and hire and retain key personnel, American Woodmark’s ability to successfully integrate RSI into its business and operations, and the risk that the economic benefits, costs savings and other synergies anticipated by American Woodmark are not fully realized or take longer to realize than expected. Additional risks and uncertainties that could impact American Woodmark’s future operations and financial results are contained in American Woodmark’s filings with the Securities and Exchange Commission (“SEC”), including in its Annual Report on Form 10-K for the year ended April 30, 2017 under the heading “Risk Factors” and its most recent Quarterly Report on Form 10-Q for the period ended July 31, 2017 under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward Looking Statements.” These reports, as well as the other documents filed by American Woodmark with the SEC, are available free of charge at the SEC’s website at www.sec.gov. Estimated Financial Information This presentation includes certain estimated financial information, including, but not limited to, CY 2017 Adj. EBITDA Margin, CY 2017 Revenue and CY 2017 Adj. EBITDA. This information, which incorporates actual, unaudited financial results through October 31, 2017, in the case of American Woodmark, and September 30, 2017, in the case of RSI, represents estimates by both RSI's management and American Woodmark's management as of the date of this release only. These estimates (i) are based upon a number of assumptions and estimates that are inherently subject to business, economic and competitive uncertainties and contingencies, many of which are beyond our control, (ii) are based upon certain specific assumptions with respect to future business decisions, some of which will change, and (iii) are necessarily speculative in nature. Some or all of the assumptions and estimates utilized may not materialize or may vary significantly from actual results. As a result, investors are urged to put the estimated numbers provided in context and not to place undue reliance on them.

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 3 Today’s Presenters Cary Dunston – Chairman and Chief Executive Officer Scott Culbreth – Sr. Vice President and Chief Financial Officer

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 4 Cabinetry Market is Large and Growing $12.7 $17.3 2014 2019 U.S. Cabinet Industry ($ in billions)  Housing market still recovering with continued release of pent-up demand driving future growth  Deferred R&R spending from the recession beginning to be released  Market expected to grow to 1.5 million starts and 5% to 6% annual R&R growth by 2018  Single and multi-family housing built during 1996 to 2006 are entering a remodel period  Continued credit availability, improving job market and recovering home prices drive consumer confidence, and home improvement spending Combination of American Woodmark and RSI is well-positioned in an attractive industry Source: Freedonia and management estimates. Bath 13% In-Stock 9% Stock 28% Stock Plus 13% Semi- Custom 25% Custom 12% Product Segment Breakdown Market End-Use Breakdown Repair & Remode l 63% New Constru ction 37%

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 5 AWC Expansion Strategy Combination of American Woodmark and RSI aligns with communicated strategy P ri c e Content & Platform Complexity In S toc k St oc k Sem i- Cus to m Cus to m Stock Plus AWC’s Current Position

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 6 Transaction Overview Consideration ¡ Implied transaction value of $1.075 billion funded with: – Approximately $346 million in net cash to be paid to RSI shareholders – $140 million in American Woodmark common stock to be issued to RSI shareholders – Approximately $589 million of RSI debt to be assumed by American Woodmark ¡ American Woodmark expects to fund the cash payment and transaction fees and expenses with cash on the balance sheet and a new term loan agreement with Wells Fargo Bank, National Association. American Woodmark also expects to enter into a new $100 million revolving credit facility with Wells Fargo Bank, National Association to replace its existing credit facility in connection with the transaction and, if necessary, may draw on such facility for any remaining cash payments for the transaction. ¡ RSI shareholders will own approximately 8% of American Woodmark diluted shares outstanding following the transaction Financial Benefits ¡ Broader revenue opportunities with an expanded product line and enhanced manufacturing capabilities ¡ Immediately accretive to American Woodmark’s profit margins and EPS, excluding anticipated synergies ¡ Anticipated annual run-rate synergies of $30 – $40 million, phased in over 3 years ¡ Additional upside potential from sales and marketing, purchasing and sharing of manufacturing best practices ¡ Enhanced cash flow generation Leverage Profile ¡ Expected net debt to adj. EBITDA ratio of approximately 3.0x (2) following transaction ¡ Combined Company is expected to generate significant cash flow that will facilitate rapid debt reduction – Expected to reduce net debt to adj. EBITDA ratio to near 1.5x by the end of calendar year 2019 including impact of anticipated synergies. Organizational Structure ¡ Combined company will be managed by American Woodmark’s management team (led by President, CEO and Chairman Cary Dunston) ¡ RSI will operate as a subsidiary of American Woodmark following the transaction Closing ¡ Expected to close in American Woodmark’s fiscal quarter that ends January 31st, 2018, subject to antitrust regulatory review and approval and other customary closing conditions _____________________ (1) Based on average closing price for the 5 trading days prior to the signing date. (2) Represents unaudited financial estimate; EBITDA exclusive of anticipated synergies.

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 7 RSI Home Products Inc. A Proven Market Leader Within The In-Stock and Value-Based Cabinetry Market

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 8 RSI Home Products (“RSI”) Overview Key Strengths ~$560M in revenue ~22% Adj. EBITDA margin(1) ~4K retail customer locations 9 manufacturing and distribution facilities 3M+ square feet of manufacturing and distribution space ~4,300 dedicated employees Highly Efficient Operator Exceptional Customer Value Proposition Strong Relationships with Key Customers Proven Track Record of Strong Performance Multiple Avenues for Growth Highly Experienced Management Team RSI is a highly profitable manufacturer of in-stock and value-based kitchen and bath cabinetry and home storage products in North America Recession Resilient with Value Focused Portfolio (1) Excludes transaction costs and anticipated synergies

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 9 RSI’s Strong Reputation and Complementary Product Portfolio Broad range of value-focused solutions for the Kitchen, Bath and Organization segments Product Category Kitchen Solutions Bath Solutions Home Organization Product Offering In-Stock Stock In-Stock Stock In-Stock Kitchen cabinets and accessories; offering with basic door styles, finishes and box sizes Frameless line with broad selection of door styles, finishes, drawer boxes and accessories Vanities, wood medicine cabinets, bath storage cabinets, vanity tops and vanity / top combination units Vanities and tops; broader selection of sizes, finishes and decorative styles Wall cabinets, closet systems and garage storage products Brands Hampton Bay and Glacier Bay are a registered trademarks of The Home Depot. Home Decorators Collection is an exclusive brand of The Home Depot. Style Selections, Project Source and Blue Hawk are registered trademarks of LF, LLC

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 10 The “New” American Woodmark Improved diversification and positioned for growth

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 11 12.5% 11.8% 13.2% Pro Forma 16.7% Expanding Margin Profile of American Woodmark  Highly-efficient engineering and manufacturing techniques to drive “Value In” to products while taking “Costs Out” ― Continuous reengineering of products and processes to remove unnecessary costs while improving quality  Regular evaluation of organizational productivity and supply chains  Sophisticated logistics network supported by strategically located manufacturing and distribution facilities throughout North America  Vertically-integrated production and assembly lines, standardized product construction and investments in automation allowing for continuous improvement and productivity increases Pro Forma Margin Profile CY 2017 Adj. EBITDA Margin(1) RSI’s margins are highly accretive to American Woodmark RSI’s Operational Excellence _________________ Source: RSI management and public filings. 12.3% RSI Contribution Pro Forma ~16.0% (1) Excludes transaction costs and anticipated synergies

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 12 Nationwide Manufacturing and Distribution Footprint AMWD Service Centers RSI Sales Offices AMWD HQ RSI HQ AMWD Manufacturing Provides broad North American footprint with extensive capabilities and operating flexibility RSI Manufacturing Map for Editing

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 13 Greater Scale (Revenue $mm) Balanced Revenue Base Diverse Business Mix Home Center 55% New Construction 38% Dealers / Others 7% Creating a Larger and More Diversified Platform $1,059 $1,622 $563 _____________________ Source: American Woodmark, RSI and combined Company profile based on American Woodmark and RSI Management estimates. Stock Plus 52% Stock 22% In-Stock Kitchen 12% Bath 14% New Construction 52% Home Center 38% Dealers / Others 10% Home Center 87% New Construction 11% [CATEGORY NAME] 2% Stock Plus 75% Stock 25% In-Stock Kitchen 36% Bath 39% Stock 16% [CATEGORY NAME] 9% CY2017E

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 14 Financing and Liquidity Pro Forma Balance Sheet Financing  Implied transaction value of $1.075 billion  Financing structure ― Net cash: $346 million ― Debt assumed: $589 million(1) ― New AMWD common stock: $140 million (2)  American Woodmark expects to fund the cash payment and transaction fees and expenses with cash on the balance sheet and a new $250 million term loan.  American Woodmark will also enter into a new $100 million revolving credit facility to replace its existing credit facility and, if necessary, may draw on such facility for any remaining cash payments for the transaction.  American Woodmark will pursue a refinance of the 2nd Lien Notes at the appropriate time.  Pro forma net debt-to-adj. EBITDA ratio of 3.0x (3) ― Equity issued to sellers preserves balance sheet flexibility  Approximately $200 million in liquidity expected at close ― ~$150 million of remaining cash on hand ― ~$50 million undrawn capacity on new revolver  Strong combined cash flow supports rapid delevering ― Net debt-to-EBITDA target below 1.5x by the end of calendar year 2019 including impact of synergies _____________________ (1) Includes 6.50% 2nd Lien Notes due 2023. Transaction will trigger a Change of Control and American Woodmark will purse a consent to waive the Change of Control. (2) Based on average closing price for the 5 trading days prior to the signing date. (3) Note: Represents unaudited financial estimate; EBITDA exclusive of anticipated synergies.

212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 15 Compelling Strategic Combination Strategic combination will drive long-term shareholder value (1) Excludes anticipated synergies. Continued commitment to creating value through people Solidifies American Woodmark’s position as an industry leader in cabinetry Creates greater scale through a broader product and brand portfolio Deepens relationships with key channel partners Expands national footprint with low cost manufacturing and distribution Strengthens operational expertise and manufacturing excellence Shared focus on quality, value and customer satisfaction  Immediately accretive to American Woodmark’s margins and EPS (1)

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212 6 6 23 65 39 71 71 71 147 149 152 5 42 125 140 10 10 17 Calendar Year Ending December 31, 2017 AMWD (1) RSI (2) Pro Forma Net Income $72.0 $41.4 $113.4 Interest Expense (1.8) 39.0 37.2 Income Taxes 36.5 21.4 57.9 Depreciation & Amortization 21.2 16.8 38.0 Other(3) 2.7 4.4 7.1 Adj. EBITDA 130.5 123.0 253.5 Net Debt 752.1 Net Debt to Adj EBITDA Ratio 2.97 Reconciliation of Non-GAAP Measures The following information provides reconciliations of non-GAAP financial measures from operations, which are presented in the accompanying presentation, to the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Each company has provided non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in the accompanying presentation that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented in the presentation. The non-GAAP financial measures in the accompanying presentation may differ from similar measures used by other companies. The following tables reconcile the non-GAAP measure of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), as well as factoring in any adjustments to EBITDA, (“Adj. EBITDA”) referred to in this presentation to the most directly comparable GAAP measure reflected in the each company’s financial statements. _____________________ Note: Adj. EBITDA defined as operating income plus depreciation and amortization and impact of certain non-recurring / non-cash items not considered to be part of normal operations. Note: Net Debt to Adj. EBITDA defined as total long term debt and debt maturing within one year net of cash and cash equivalents divided by Adj. EBITDA 1 - Unaudited financial estimate. Includes actuals through October 31, 2017. 2 - Unaudited financial estimate. Includes actuals through September 30, 2017. 3 - AMWD adjusted for corporate business development expenses related to a potential M&A target that we ultimately decided not to pursue. RSI adjusted for restructuring and other non-recurring costs.